THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2005

BEAR STEARNS ASSET BACKED SECURITIES I LLC (as depositor under a Series 2005-4 Grantor Trust Agreement dated as of October 7, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-4)

Bear Stearns Asset Backed Securities I LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-125422	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York (Address of Principal Executive Offices)		10179 (Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits:

Exhibit No.	Description
3.1

Grantor Trust Agreement dated as of October 7, 2005, among Bear Stearns Asset Backed Securities I LLC as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Indenture Trustee.

3.2

Amended and Restated Trust Agreement, dated as of October 7, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wilmington Trust Company of Delaware, as Owner Trustee and U.S. Bank National Association, as Indenture Trustee, Certificate Registrar and Certificate Paying Agent.

3.3

Amended and Restated Trust Agreement, dated as of October 7, 2005, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wilmington Trust Company of Delaware, as Owner Trustee and U.S. Bank National Association, as Indenture Trustee, Certificate Registrar and Certificate Paying Agent.

Indenture dated as of October 7, 2005, among American Home Mortgage Investment Trust 2005-4A as Issuer, Wells Fargo Bank, N.A. as Securities Administrator, and U.S. Bank National Association as Indenture Trustee.

Indenture dated as of October 7, 2005, among American Home Mortgage Investment Trust 2005-4C as Issuer, Wells Fargo Bank, N.A. as Securities Administrator, and U.S. Bank National Association as Indenture Trustee.

99.1

2005-4A RMBS Master Servicing Agreement dated as of October 7, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2005-4A, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.2

2005-4C RMBS Master Servicing Agreement dated as of October 7, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer and Securities Administrator, American Home Mortgage Investment Trust 2005-4C, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.3

2005-4A RMBS Servicing Agreement, dated October 7, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer, American Home Mortgage Investment Trust 2005-4, as Issuer, U.S. Bank National Association, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Seller and American Home Mortgage Servicing, Inc. as RMBS Servicer.

99.4

2005-4C RMBS Servicing Agreement, dated October 7, 2005, among Wells Fargo Bank, N.A., as RMBS Master Servicer, American Home Mortgage Investment Trust 2005-4, as Issuer, U.S. Bank National Association, as Indenture Trustee, American Home Mortgage Acceptance, Inc. as Seller and American Home Mortgage Acceptance, Inc. as RMBS Servicer.

99.5

2005-4A RMBS SubServicing Agreement, dated October 7, 2005, among American Home Mortgage Servicing, Inc., as RMBS SubServicer, American Home Mortgage Investment Trust 2005-4, as Issuer, U.S. Bank National Association, as Indenture Trustee and American Home Mortgage Servicing, Inc. as RMBS Servicer.

99.6

HELOC Back-up Servicing Agreement, dated as of October 7, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-4, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.7

HELOC SubServicing Agreement, dated as of October 7, 2005, among American Home Mortgage Acceptance, Inc., as HELOC Servicer, American Home Mortgage Servicing, Inc. as HELOC Subservicer, American Home Mortgage Investment Trust 2005-4, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.8

HELOC Servicing Agreement, dated as of October 7, 2005, among GMAC Mortgage Corporation, as HELOC Back-Up Servicer, American Home Mortgage Investment Trust 2005-4, as Issuer, U.S. Bank National Association, as Indenture Trustee, American Home Mortgage Acceptance, Inc., as Seller, and American Home Mortgage Servicing Inc., as HELOC Servicer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED

SECURITIES I LLC

By:  /s/ Baron Silverstein

Name:  Baron Silverstein

Title:	Vice President

Dated: October 24, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
3.1	[
3.2
3.3
99.1
99.2
99.3
99.4